Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Infinium Labs, Inc. (the “Company”) on Form 10-QSB (the “Report”) for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Greg Koler, Chief Executive Officer and Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Greg Koler
Greg Koler
Chief Executive Officer and Interim Chief Financial Officer
May 31, 2006